UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 16, 2002
                                                 -------------


                          TEMECULA VALLEY BANCORP INC.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)




              DELAWARE                                         46-0476193
-------------------------------                              -------------
 (State or other jurisdiction           (File number)        (I.R.S. Employer
    of incorporation)                                        Identification No.)



27710 Jefferson Avenue,
Suite A100, Temecula, CA                                         92590
---------------------------------------                     ---------------
(Address of principal executive office)                        (Zip Code)


Registrant's telephone number, including area code:           (909) 694-9940
                                                           -------------------


          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C)      Exhibits

                  99       Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 16, 2002              TEMECULA VALLEY BANCORP INC.


                                  By:       /S/ DONALD A. PITCHER
                                         ---------------------------------------
                                         DONALD A. PITCHER
                                         Chief Financial Officer




                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION                                 PAGE NO.
-----------                -----------                                 --------

99                         Press Release                                  3




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                                                                      EXHIBIT 99
                                                                      ----------

    Temecula Valley Bancorp Announces 175% Increase in Year To Date Earnings

   TEMECULA, Calif.--(BUSINESS WIRE)--Temecula Valley Bancorp Inc. (OTCBB:TMCV), the parent company for Temecula Valley Bank, announced second quarter earnings of $1,033,479 for the quarter ending June 30, 2002.
   For the six months ended June 30, net income increased 175% over the same period last year. Earnings for the first half of 2002 were $1,663,028 compared to $604,115 for the first six months of 2001.
   "As we remained focused on earnings growth and the expansion of our SBA Lending Department, the second quarter was another outstanding period for Temecula Valley Bancorp," said Stephen H. Wacknitz, president & CEO. "We are very pleased with our operating results and continue to be optimistic about the second half of 2002."
   As of June 30, 2002, total assets grew over 71% to $256,800,000 compared to $150,236,000 at June 30, 2001. Total loans outstanding soared 82% to $206,194,000 compared to $113,211,000 at the same period last year and deposits climbed 62% to $220,416,000 up from $135,675,000 at the end of the second quarter of 2001. At June 30, 2002, shareholder equity was $16,877,000, a 21% increase from $13,892,000, at the second quarter of 2001, resulting in a Tier 1 leverage capital ratio of 7.92%. For the second quarter the return on average assets was 1.81% and the return on average equity was 26.47%. For the six-month period, the return on average assets was 1.58% and the return on average equity was 21.00%.
   Temecula Valley Bancorp was established in June 2002 and currently operates as a one bank holding company. Temecula Valley Bank was established in 1996 and operates full service offices in Temecula, Murrieta, Fallbrook, Escondido and El Cajon, Calif. As a Preferred Lender (PLP) since 1998, the locally owned and operated bank also has SBA loan production offices in Temecula, Calif; Sherman Oaks, Calif.; Fresno Calif.; Chico, Calif.; Santa Ana, Calif; Raleigh, N.C.; Knoxville, Tenn.; Tampa/St. Petersburg Fla.; Coral Springs, Fla; Atlanta and Bethesda, Md. The Bancorp's common stock is traded over the counter with the stock symbol TMCV.OB and the banks' Internet Web site can be reached at www.temvalbank.com. The bank has also been recognized by The Findley Reports for achieving "Super Premier Performance" for 2001.

   Statements concerning future performance, developments or events concerning expectations for growth and market forecasts, and any other guidance on future periods, constitute forward-looking statements that are subject to a number of risks and uncertainties. Actual results may differ materially from stated expectations. Specific factors include, but are not limited to, the effect of interest rate changes, the ability to control costs and expenses, the impact of consolidation in the banking industry, financial policies of the United States government, and general economic conditions. Additional information on these and other factors that could affect financial results are included in its Securities and Exchange Commission filings.


                     TEMECULA VALLEY BANCORP INC.

                            FINANCIAL DATA

                               JUNE 2002


                    JUNE 30         JUNE 30      INCREASE / (DECREASE)
              -------------------------------   ----------------------
                     2002            2001           AMOUNT     PERCENT
                    ------          ------          ------     -------

Total Assets    $ 256,800,000   $ 150,236,000   $ 106,564,000      71%

Total Loans     $ 206,194,000   $ 113,211,000   $  92,983,000      82%

Total Deposits  $ 220,416,000   $ 135,675,000   $  84,741,000      62%

Shareholder
 Equity         $  16,877,000   $  13,892,000   $   2,985,000      21%


Tier One
 Capital Ratio           7.92%           9.67%


Annualized Net
 Loan
 Charge-offs
(Recoveries)
 as a percent
 of Average
 Loans                   0.40%           0.15%

Non-performing
 loans              1,645,000         369,000
SBA/SBDC
 Guaranteed
 portion           (1,445,000)       (329,000)
                   --------------------------
 Net
non-performing
 loans                200,000         40,000
                   ==========================




                  THREE MONTHS ENDED              SIX MONTHS ENDED
                        JUNE 30                       JUNE 30
              ----------------------------    ------------------------
                    2002            2001         2002          2001
                    ----            ----         ----          ----

Income before
 Income Taxes    $1,740,209        $90,645    $2,793,443   $1,008,088

Provision for
 Income Taxes      $706,730        $32,413    $1,130,415     $403,973
              ----------------------------    ------------------------

Net Income
 (Loss)          $1,033,479        $58,232    $1,663,028     $604,115

Per Share --
 Basic                $0.28          $0.02         $0.45        $0.21

Per Share --
 Diluted              $0.24          $0.02         $0.39        $0.20

Annualized
 Return on
 Average
 Assets                1.81%          0.16%         1.58%        0.90%

Annualized
 Return on
 Average
 Equity               26.47%          2.32%        21.00%       12.80%

Shares
 Outstanding      3,684,433      3,660,633     3,684,433    3,660,633
Average Shares
 Outstanding      3,570,719      2,877,792     3,668,142    2,815,572
Average Shares
 & Equivalents    4,287,504      3,017,880     4,243,469    2,950,909

    CONTACT: Temecula Valley Bancorp Inc.
             Stephen H. Wacknitz, 909/694-9940


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